PROMISSORY NOTE

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Principal   Loan Date  Maturity   Loan No Call Collateral Account Officer  Init.
$255,000.00 04-28-1995 05-01-1997  02836  220      61     0015204   007
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  References  in the shaded area are for  Lender's use only and do not limit the applicability of this document to any particular loan or item.
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Borrower: ILX, INCORPORATED and  LOS ABRIGADOS   Lender:  FIRSTAR METROPOLITAN
          PARTNERS LIMITED PARTNERSHIP                    BANK & TRUST
          2777 E. CAMELBACK ROAD                          MAIN OFFICE
          PHOENIX, AZ 85016                               320 N. CENTRAL AVENUE
                                                          PHOENIX, AZ 85004

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Principal Amount: $255,000.00   Initial Rate: 11.000%   Date of Note: April 28,
                                                                            1995

PROMISE TO PAY. ILX, INCORPORATED and LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP ("Borrower") promises to pay to FIRSTAR METROPOLITAN BANK & TRUST ("Lender"), or order, in lawful money of the United States of America, the principal amount of Two Hundred Fifty Five Thousand & 00/100 Dollars ($255,000.00), together with interest on the unpaid principal balance from May 1, 1995, until paid in full.

PAYMENT. Subject to any payment changes resulting from changes in the index, Borrower will pay this loan in 24 payments of $11,908.41 each payment. Borrower's first payment is due June 1, 1995, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on May 1, 1997, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the FIRSTAR BANK MILWAUKEE, N.A.'S PRIME RATE (the "Index"). The Index Is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute Index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. The Index currently is 9.000% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 2.000 percentage points over the Index, resulting in an initial rate of 11.000% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (a) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (b) increase Borrower's payments to cover accruing interest, (c) increase the number of Borrower's payments, and (d) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to perform promptly at the time and strictly in the manner provided in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any of the events described in this default section occurs with respect to any guarantor of this Note. (g) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, It may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) If the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount, Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 6.000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of Arizona. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of MARICOPA County, the State of Arizona. This Note shall be governed by and construed in accordance with the laws of the State of Arizona.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:                                    BORROWER:  LOS ABRIGADOS PARTNERS
ILX, INCORPORATED                                          LIMITED PARTNERSHIP
By: /s/ JOSEPH  P. MARTORI                       By:    ILE Sedona Incorporated,
    ----------------------                                 Its General Partner
    JOSEPH  P. MARTORI, President

                                                 By: /s/ JOSEPH  P. MARTORI
                                                 --------------------------
                                                   JOSEPH  P. MARTORI, President
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